EXHIBIT 23.02
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference and the inclusion of our reports with respect to the consolidated financial statements of the following companies:

    ANB Corporation and subsidiaries        January 30, 1998
    Farmers State Bancorp and subsidiary    December 28, 1998

Included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Registration Statement.


/s/ OLIVE LLP
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OLIVE LLP


Indianapolis, Indiana,
January 25, 1999.